SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): July 27, 2000


                                   EVTC, INC.

             (Exact name of registrant as specified in its charter)



                Delaware               0-20986             22-3005943
           (State or other         (Commission           (IRS Employer
           jurisdiction of         File Number)         Identification No.)
            incorporation)



                    121 S. Norwood Drive, Hurst, Texas 76053

               (Address of principal executive office) (Zip Code)



       Registrant's telephone number, including area code: (817) 282-0022



                                       N/A
                   -----------------------------------------
          (Former name or former address, if changed since last report)




Item 1.  Changes in Control of Registrant

                  Not Applicable

Item 2.  Acquisition or Disposition of Assets

     On July 28, 2000, EVTC, Inc., t/a Environmental Technologies Corp., announced that it has entered into a letter of intent regarding Mercury Waste Solutions, Inc.. A copy of the press release announcing the acquisition is attached. as an exhibit to this Current Report.

Item 3.  Bankruptcy or Receivership

                  Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

                  Not Applicable

Item 5.  Other Events

                  Not Applicable

Item 6.  Resignations of Registrant's Directors

                 Not Applicable

Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of business acquired.

                  Not Applicable

         (b)  Pro forma financial information

                  Not Applicable

         (c)  Exhibits

                  99 - Press Release dated July 27, 2000

Item 8.  Change in Fiscal Year
                           Not Applicable

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                EVTC, INC.


                                         By:    /s/ David A. Keener
                                            ------------------------------------
                                                David A. Keener, President



Dated: July 31, 2000

                                   EXHIBIT 99

     EVTC Plans to Initiate a Tender Offer at $2.15 per Share for a Controlling Interest in MWSI

Hurst, Texas - July 27, 2000

Environmental Technologies, Corp. (NASDAQ: EVTC) and Mercury Waste Solutions, Inc. (NASDAQ: MWSI) jointly announced the execution of a binding letter of intent whereby EVTC agrees to purchase a controlling interest in MWSI through a friendly tender offer to acquire up to a maximum of 70% of MWSI's outstanding shares. Pursuant to the letter of intent, EVTC agreed to commence a cash tender offer to purchase MWSI's publicly held shares for $2.15 per share and restricted MWSI shares for $1.95 in cash and $.20 in restricted EVTC Common Stock. Upon consummation of this transaction, EVTC will own up to 70% (but not less than 50%) of MWSI's outstanding shares, on a fully diluted basis. The tender offer is being made subject to MWSI shareholder approval, the completion of due diligence, certain other related agreements and definitive offering documents to be filed with the Securities and Exchange Commission. Certain members of MWSI's management and board of directors have entered or will enter into agreements under which they have agreed to tender shares held by them into the offer that would ensure that at least 50% of MWSI's outstanding shares are tendered to EVTC. Following the completion of the tender offer, EVTC intends to consummate a second-step merger whereby it will contribute its ballast and fluorescent lamp recycling division to MWSI in exchange for MWSI common stock.

David Keener, EVTC's president stated " We believe this transaction provides significant value for EVTC's and MWSI's shareholders. The combined entity of MWSI and our Full Circle lamp recycling division will enable the combined companies to realize significant economies of scale, access to a larger national customer base, and provide better national coverage and services. Furthermore, this transaction will reduce EVTC's exposure to seasonal fluctuations inherent to the refrigerant business and will provide a platform for us to continue to execute our consolidation strategy in the lamp recycling business, a market which continues to grow at an annual rate of 35%."

Brad Buscher, MWSI's Chairman and CEO commented, " We are excited about this transaction. We have had a longstanding goal to consolidate the mercury recycling industry and have invested heavily to build the infrastructure to do so. This transaction with EVTC will achieve this goal. EVTC's tender offer gives our shareholders the opportunity to receive cash for a significant portion of their investment in MWSI as well as participate in any future growth of the MWSI. Our analysis of our strategic alternatives led us to believe that this transaction is the best alternative for our shareholders.

This announcement is neither an offer to purchase nor a solicitation of an offer to sell shares of MWSI. EVTC is filing a tender offer statement upon the completion of its due diligence with the Securities and Exchange Commission and MWSI is filing a solicitation/recommendation statement with respect to the offer. MWSI shareholders are advised to read the tender offer statement referenced in this press release, and the related solicitation/recommendation statement. The tender offer and the solicitation/recommendation statement contain important information which should be read carefully before any decision is made with respect to the offer. These documents will be made available to the shareholders of MWSI at no expense to them. These documents will also be available at no charge on the SEC's web site at .

EVTC, through its wholly-owned subsidiaries engages in the marketing and sale of refrigerants, refrigerant reclaiming services, recycling of fluorescent light ballasts and lamps and, through e-solutions, inc., directly markets business to consumer services via the internet.

MWSI provides mercury waste recycling services. The Company has sales and processing facilities in Union Grove, WI, and Roseville, MN; sales and storage facilities in Marietta, GA and Indianapolis, IN; storage facilities in Albany, NY and Kenosha,, WI; and corporate offices in Mankato, MN.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Certain statements contained in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation, MWSI shareholder approval, negotiation of a satisfactory Purchase Agreement, due diligence, the industry position, financial condition and structure of each of MWSI and EVTC. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those contemplated by such forward-looking statements.

Such risks include, without limitation, the inability to obtain financing, MWSI shareholder approval, the risks associated with new acquisitions in addition to certain other risks indicated in each of MWSI's and EVTC's SEC filings.

CONTACT: EVTC, Inc. t/a Environmental Technologies, Corp.
                           Investor Relations
                           Phone    (817) 282-0022
                           Fax      (817) 282-0033


                           Mercury Waste Systems, Inc.
                           Mark Stennes
                           Phone   (507) 345-0523
                           Fax       (507) 345-1483